                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Plymouth Commercial Mortgage Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                       PLYMOUTH COMMERCIAL MORTGAGE FUND
                                                                   April 7, 1998
Dear Fellow Shareholder:

I am writing to let you know that the Annual Meeting of Shareholders of Plymouth Commercial Mortgage Fund ("Company") will be held on April 28, 1998 to vote on four important proposals that affect the Company and your investment in it. As a Shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.

Please take the time to read the enclosed materials. YOUR PROXY IS IMPORTANT TO US. SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT AND WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS, AND, IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY, AS TO OTHER MATTERS THAT PROPERLY MAY COME BEFORE, OR ON MATTERS INCIDENT TO THE CONDUCT OF, THE ANNUAL MEETING.

The proposals summarized below have been carefully reviewed by the Company's Board of Trustees (the "Board"). The Board believes these proposals are in the best interest of Shareholders and recommends that you vote FOR each proposal.

Your early response will be appreciated. You may be contacted by a representative of the Company who is soliciting proxies on behalf of the Board. If signed proxy ballots are not returned in sufficient numbers to constitute a quorum, the Board intends to re-solicit proxies from Shareholders who have not responded so that business can be conducted at the Annual Meeting.

HERE IS A BRIEF SUMMARY OF THE PROPOSALS:

         PROPOSAL 1 is to elect 5 trustees of the Company to serve for 1 year and until their successors are elected and qualified.

         PROPOSAL 2 is to approve the revised investment advisory agreement between the Company and Greystone Advisers, Inc.

         PROPOSAL 3 is to ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountant for the year ending December 31, 1998.

         PROPOSAL 4 is to approve a stock option plan whereby the officers of the Company (all of whom are also employees of Greystone) would be entitled to purchase shares of the Company.

VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.

We encourage you to exercise your right as a Shareholder and to vote on the proposals. To cast your vote, simply complete the proxy ballot enclosed in this package. Please be sure to sign the card before mailing it in the postage-paid envelope provided. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY BALLOT AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If you have any questions, please call Kenneth L. Bennight, Jr. at (210) 493-3971 or (800) 330-3971. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important process for the Company.

                                       Sincerely,


                                       Robert R. Swendson
                                       President and Chief Executive Officer

                       PLYMOUTH COMMERCIAL MORTGAGE FUND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting ("Meeting") of owners of common shares of beneficial interest ("Shareholders") in Plymouth Commercial Mortgage Fund, a Delaware business trust ("Company"), will be held at the offices of Duncan-Smith Co., 311 Third Street, 3rd Floor, San Antonio, Texas 78205 on Thursday, April 28, 1998, at 1:30 P.M. Central time. The purpose of the Meeting is to consider and act upon the following proposals, which are more fully described in the accompanying proxy statement:

         1. To elect 5 trustees to serve for 1 year and until their successors are elected and qualified.

         2. To approve the revised investment advisory agreement between the Company and Greystone Advisers, Inc.

         3. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountant for the year ending December 31, 1998.

         4. To approve a stock option plan whereby the officers of the Company (who are all also employees of Greystone Advisers, Inc.) would be entitled to purchase shares of the Company.

         5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Company has fixed the close of business on Friday, March 20, 1998, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                       By order of the Board of Trustees,



                                       Kenneth L. Bennight, Jr.
                                       Vice President and Secretary

April 7, 1998

                            YOUR VOTE IS IMPORTANT.

                   PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.

AS A SHAREHOLDER OF THE COMPANY, YOU ARE INVITED TO ATTEND THE MEETING, EITHER IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY BALLOT IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY BALLOT WILL HELP ASSURE THAT A QUORUM, WHICH IS REQUIRED TO CONDUCT BUSINESS, IS PRESENT AT THE MEETING AND WILL AVOID ADDITIONAL EXPENSES TO THE COMPANY IN CONNECTION WITH FURTHER SOLICITATION OF PROXIES. MAILING YOUR PROXY BALLOT WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING YOUR BENEFICIAL INTERESTS IN PERSON, IF YOU LATER CHOOSE TO DO SO.

                       PLYMOUTH COMMERCIAL MORTGAGE FUND
                          c/o GREYSTONE ADVISERS, INC.
                          13333 BLANCO ROAD, SUITE 314
                         SAN ANTONIO, TEXAS 78216-7756

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plymouth Commercial Mortgage Fund, a Delaware business trust (the "Company"), for use at the Company's Annual Meeting (the "Meeting") of owners of common shares of beneficial interest ("Shareholders"), to be held at 1:30 P.M.. Central Time on Tuesday, April 28, 1998, at the office of Duncan-Smith Co., 311 Third Street, 3rd Floor, San Antonio, Texas 78205, and at any adjournments thereof. This Proxy Statement, the accompanying proxy ballot, and the Company's Form 10K are first being sent to Shareholders on or about April 7, 1998.

If the accompanying proxy ballot is properly signed and dated and is received in time for the Meeting, those common shares of beneficial interest ("Shares") held of record by you (i.e., those Shares registered directly in your name) will be voted as specified on that proxy ballot. Giving a proxy confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment thereof. IF NO INSTRUCTIONS ARE GIVEN ON THE PROXY BALLOT, THE SHARES COVERED THEREBY WILL BE VOTED FOR THE PROPOSALS LISTED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS (THE "NOTICE"). Shareholders authorized to vote may revoke a proxy at any time before it is exercised by so notifying the Secretary of the Company in writing at the above address, by submitting a properly executed proxy with a later date, or by attending the Meeting and voting in person. Any Shareholder of record attending the Meeting may vote in person whether or not he or she has previously executed and returned a proxy ballot.


BACKGROUND OF THE COMPANY AND THE PROPOSALS

The Company was organized under the laws of the State of Delaware on August 23, 1996 as a business trust, and has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Meeting constitutes the 1997 annual meeting of Shareholders. At it the shareholders will consider the following proposals:

         1. To elect 5 trustees to serve for 1 year and until their successors are elected and qualified.

         2. To approve a revised investment advisory agreement with Greystone Advisers, Inc.

         3. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountant for the year ending December 31, 1998.

         4. To approve a stock option plan whereby the officers of the Company would be entitled to purchase shares of the Company.

         5. To transact such other business as may properly come before the Meeting or any adjournments thereof.


VOTING

On March 20, 1998, there were 921,627 Shares outstanding, each of which is entitled to one vote. The Shareholders entitled to vote at the Meeting are those of record as of the close of business on that date. SouthWest Federated, Inc., which directly owns approximately 2.25% of the Shares, and Robert R. Swendson, who directly owns 1.09% of the Shares, have agreed




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 1
to vote their Shares, on all matters on which Shareholders are required or permitted to vote, only in the same proportion as the Shares voted by the Company's other Shareholders. Indirectly through ownership of SouthWest Federated Holding Company, Inc. ("SWFHC"), Mr. Swendson controls SouthWest Federated, Inc.

One-tenth (1/10) of the Shares entitled to vote at the Meeting constitutes a quorum. If a Share is represented in person or by proxy for any purpose at the Meeting, it is deemed to be present for quorum purposes. Abstentions will be counted as present in determining whether a quorum has been reached. Once a quorum has been reached, a determination must be made as to the results of the vote on each of the Proposals.

With respect to Proposal 1, to elect 5 Trustees to serve on the Company's Board, the Trustee nominees each must receive a plurality of the votes cast at the Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the vote for that particular nominee or nominees. Proposal 2, to ratify the selection of accountants, must be approved by an affirmative vote of a majority of the votes cast on such Proposal, and abstentions are not counted in determining the outcome of the vote on Proposal
2. Approval of Proposal 3, to approve a Plymouth stock option plan for Officers of the Company, must be by a majority of the stock represented at the meeting, and therefore abstentions would count as votes against this Proposal.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment unless marked to be voted against any proposal for which an adjournment is sought to permit further solicitation of proxies. Prior to any such adjournment, Shareholder action may be taken to transact such other business as may properly come before the Meeting if sufficient affirmative votes have been received.


INFORMATION REGARDING THIS SOLICITATION

The expense of the Company's solicitation of proxies for the Meeting, including the cost of preparing, printing, and mailing this Proxy Statement and the accompanying Notice and proxy ballot, will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone, facsimile transmission, or telegram by Trustees or officers of the Company or by regular employees of Greystone, the Company's investment adviser, without special compensation therefor.


BENEFICIAL OWNERSHIP OF COMMON STOCK

As of March 20, 1998 there were 921,627 Shares outstanding. Each Share is entitled to one vote. The following table sets forth information as of such date with respect to the beneficial ownership of the Company's Shares by: (i) each person known by the Company to own beneficially more than 5% of such Shares; (ii) each Trustee of the Company; (iii) the Chief Executive Officer of the Company; and (iv) all Trustees and officers of the Company as a group.


=====================================================================================================================
                                                                      Amount and nature of
 Title of class       Name and address of beneficial owner            beneficial ownership(1)      Percent of class
---------------------------------------------------------------------------------------------------------------------
 Common shares of     SWFHC(2)                                        20,697 Shares(3)                        2.23%
 beneficial
 interest, no par
 value

                      Robert R. Swendson (2)                          33,747 Shares(4)                        3.34%

                      James R. Clifton(5, 6)                          65,000 Shares(6)                        7.05%


---------------------------------------------------------------------------------------------------------------------





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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                       Page 2

                      William L. Clifton, Jr.(5, 6)                    81,160 Shares(7)                       8.81%

                      Goodhue W. Smith III                             86,197 Shares(8)                       9.35%
                      311 Third Street
                      San Antonio, TX 78205

                      Silver Aggressive Growth Fund, L.P.(9)           200,000 Shares                        21.70%
                      P.O. Box 460567
                      San Antonio, Texas 78246-0567

                      Trinity University(10)                           50,000 Shares                          5.43%
                      715 Stadium Drive
                      San Antonio, TX 78212

                      Willis H. Wagner(11)                             5,000 Shares                            .54%
                      200 Concord Plaza, Suite 620
                      San Antonio, TX 78216

                      All Trustees and Executive                       176,247 Shares(3)                     19.12%
                      Officers as a Group (7 persons)

=====================================================================================================================



(1)      Directly owned unless otherwise indicated.
(2) SouthWest Federated Holding Company, Inc., 13333 Blanco Road, Suite 314, San Antonio, TX 78216-7756.
(3) Last year this number included 50,000 Shares that could have been acquired under then exercisable subscription rights directly owned by SWFHC. The option for those shares lapsed without exercise. The number now includes only the 20,697 Shares directly owned by SouthWest Federated, Inc., a wholly-owned subsidiary of SWFHC.
(4) Includes 100% of the Shares beneficially owned by SWFHC, the voting or disposition of which Robert R. Swendson may be deemed to have the power to direct by virtue of his ownership of approximately 46% of SWFHC's common stock and his position as president and chief executive officer of SWFHC and as one of its two directors. Mr. Swendson disclaims beneficial ownership of the Shares owned by SWFHC.
(5)      4830 Lakewood, Suite 5, Waco, TX 76710.
(6) Includes 20,000 Shares owned by two family trusts of which James R. Clifton is one of two trustees and 20,000 Shares owned by two family trusts for the benefit of Mr. Clifton's children of which Mr. Clifton is not a trustee. Mr. Clifton disclaims beneficial ownership of those Shares that he does not directly own. James L. Clifton and William L. Clifton, Jr. are brothers.
(7)      Includes 61,160 Shares owned by three family trusts of which William
         L. Clifton, Jr., is one of two trustees and 20,000 Shares owned by two family trusts for the benefit of Mr. Clifton's children of which Mr. Clifton is not a trustee. Mr. Clifton disclaims beneficial ownership of all the Shares attributed to him.
(8) Includes 50,000 Shares owned by five trusts of which Goodhue W. Smith, III is one of two trustees and 100% of the Shares beneficially owned by SWFHC, the voting or disposition of which Mr. Smith may be deemed to have the power to direct by virtue of his position as one of its two directors. Mr. Smith disclaims beneficial ownership of those Shares that he does not own directly.
(9) Christopher Goldsbury is the sole member and manager and the president of the general partner of Silver Aggressive Growth Fund, L.P. As such, he directly or indirectly controls the voting and dispositive power over the shares.
(10) Ronald K. Calgaard, a member of the Company's Board of Trustees, is President of Trinity University.
(11) Mr. Wagner has a close business relationship with the principals of Silver Aggressive Growth Fund, L.P.


                                    -oo0oo-




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 3

1.       PROPOSAL 1:      ELECTION OF TRUSTEES

BACKGROUND

Shareholders will be asked to consider electing five individuals to the Board of Trustees of the Company. The names of the nominees for election to the Board of Trustees are Dr. Ronald K. Calgaard, James R. Clifton, Robert R. Swendson, Goodhue W. Smith III, and Willis H. Wagner. All the individuals currently serve as Trustees. The nominees, if elected, will serve a term of one year or until their successors shall have been elected and qualified.

Each of the nominees for Trustee has consented to be named in this Proxy Statement and to serve as a Trustee if elected. The Board of Trustees has no reason to believe that any of the nominees named above will be unable or unwilling to serve, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Trustees may recommend.

The following information was furnished to the Company by the nominee and each Trustee currently serving and sets forth the name, age, principal occupation or employment of the person, and the period during which he has served as a trustee of the Company. Except as otherwise noted below, each trustee or nominee has held his principal occupation for at least five years.

============================================================================================================

                                Position with
      Name and Address             Company       Age           Recent Professional Experience
------------------------------------------------------------------------------------------------------------
 Ronald K. Calgaard              Trustee          60      Dr. Calgaard is President of Trinity
 715 Stadium Drive                                        University, a post he has held since 1979.
 San Antonio, Texas 78212                                 He also serves as a director of Valero
                                                          Energy Corporation, a Trustee of Southwest
                                                          Research Institute, a member of the Advisory
                                                          Board of the San Antonio Spurs, and a
                                                          Trustee of Texas Military Institute.  Dr.
                                                          Calgaard has served on the Company's Board
                                                          of Trustees since September, 1996.

 James R. Clifton                Trustee            48    Mr. Clifton is a founder of The Clifton
 4830 Lakewood, Suite 5                                   Group, a private investment partnership
 Waco, Texas 76710                                        formed in January 1996.  From 1973 to
                                                          January 1996, Mr. Clifton served in a number
                                                          of positions for Behrens, Inc., a
                                                          family-owned (until 1994) distributor of
                                                          pharmaceuticals to independent pharmacies,
                                                          including Executive Vice President, Chief
                                                          Operating Officer, and Director.  Mr.
                                                          Clifton has served on the Company's Board of
                                                          Trustees since September, 1996.




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 4

==========================================================================================================

                                  Position with
        Name and Address             Company       Age           Recent Professional Experience
----------------------------------------------------------------------------------------------------------
 Goodhue W. Smith III*           Trustee          48      Since its founding in 1978, Mr. Smith has
 311 Third Street, 3rd Floor                              been employed by Duncan-Smith Co., an
 San Antonio, TX 78205                                    investment banking firm located in San
                                                          Antonio, Texas, where he currently serves as
                                                          a Vice President.  Mr. Smith is the
                                                          President of Duncan-Smith Securities, Inc.,
                                                          a registered broker/dealer and wholly owned
                                                          subsidiary of Duncan-Smith Co.  He also
                                                          serves as the Chairman of the Executive
                                                          Committee of Citizens National Bank of Milam
                                                          County (Texas) and as a director of
                                                          publicly-traded Consolidated Health Care
                                                          Associates, Inc.  Mr. Smith has served on
                                                          the Company's Board of Trustees since April
                                                          24, 1997.

 Robert R. Swendson*             Trustee,         55      From 1989 to 1996, Mr. Swendson was employed
 13333 Blanco Road               President and            by SouthWest Federated, Inc., a purchaser of
 Suite 314                       Chief                    consumer and commercial loans which he
 San Antonio, TX 78216           Executive                helped found.  Mr. Swendson remains the
                                 Officer                  company's President and Chief Executive
                                                          Officer.  He is currently employed by
                                                          Greystone, the Company's investment adviser,
                                                          as its President and Chief Executive
                                                          Officer.  Mr. Swendson has served on the
                                                          Company's Board of Trustees and has been an
                                                          executive officer since the Company's
                                                          inception in 1996.

 Willis H. Wagner                Trustee          47      Since 1995, Mr. Wagner has served as the
 200 Concord Plaza, Suite 620                             Managing Director of SV Capital Management,
 San Antonio, TX                                          a venture capital firm located in San
                                                          Antonio, Texas.  Mr. Wagner was previously
                                                          the Chief Financial Officer for Pace Foods,
                                                          Ltd. from 1991-1995 and served in several
                                                          senior positions with Ernst & Young from
                                                          1986-1991.  Mr. Wagner has served on the
                                                          Company's Board of Trustees since April 24,
                                                          1997.

==========================================================================================================


        * Trustee who is an "interested person" of the Company as defined in the 1940 Act.


COMPENSATION OF EXECUTIVE OFFICERS AND TRUSTEES

Compensation of Management

Under U.S. Securities and Exchange Commission ("SEC") rules applicable to BDCs, the Company is required to set forth certain information regarding certain of its executive officers who received compensation from the Company in excess of $60,000 in 1997. However, the Company has no employees and does not pay any cash compensation to its officers. All of the Company's officers are employed by Greystone, which pays their cash compensation. The Company now proposes




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 5
to the shareholders a plan to issue options to purchase newly issued Shares to officers of the Company or other individuals or entities. To be put into effect, this proposal must be authorized by the Company's Shareholders. The issuance of Shares of the Company pursuant to the exercise of options could result in a dilution of the ownership interest and voting power of then-existing Shareholders.

Compensation of Trustees

The Trustees may provide for their own compensation, and for the compensation of officers, advisers, administrators, custodians, other agents, consultants and employees of the Company on such terms as the Trustees deem appropriate. Currently, each member of the Board of Trustees who is not an officer of the Company receives from the Company a fee of $750 for each meeting of the Board that the Trustee attends, and an additional meeting fee of $500 per committee meeting attended, unless the committee meeting occurs on the same day as a Board meeting, in which case the fee for attending the committee meeting would be $250.

It is expected that the Board of Trustees will hold at least four Board meetings per year. None of the Company's officers is compensated by the Company for attending Board meetings.

The Company paid aggregate Trustees' fees for 1997 of $12,000. The following table sets forth certain details of the compensation paid to Trustees during 1997. Since its inception in 1996, the Company has not paid annual compensation to its executive officers, whose services to the Company are provided through Greystone Advisers, Inc.

                                                         Pension or Retirement Benefits       Total Compensation from
    Name and Position         Aggregate Compensation         Accrued as Part of                   Company Paid to
                                   from Company               Company Expenses                        Trustees
 Ronald K. Calgaard                        $3,000.00                             $0.00                      $3,000.00

 James R. Clifton                          $3,000.00                             $0.00                      $3,000.00

 Willis H. Wagner                          $3,000.00                             $0.00                      $3,000.00

 Goodhue W. Smith III(1)                   $3,000.00                             $0.00                      $3,000.00

 Robert R. Swendson                            $0.00                             $0.00                          $0.00

(1) The resolution authorizing payments to trustees did not authorize payments to employees of Duncan-Smith Co. but the Company's practice during 1997 was nevertheless to pay Mr. Smith the same fees received by other trustees.

In addition to the sums paid as set forth above, Mr. Plant is an adviser to the Board of Trustees who attended one meeting and was paid at the same rate as members of the Board. Mr. Plant has expressed his intent to withdraw as adviser to reduce his commitments.

MEETINGS OF TRUSTEES AND COMMITTEES

During 1997, the Board of Trustees held four regular meetings. All the Trustees attended all 1997 meetings as well as committees on which they served. The bylaws of the Company permit the Trustees, by a vote of a majority of the Trustees then in office, to elect from their number an Audit Committee or any other committee. The Board may delegate some or all of its powers to any such committee except those which by applicable law or the Company's declaration of trust or bylaws may not be delegated. The Board created an Interim Valuation Committee, a Compensation Committee and an Audit Committee at the meeting of the Board of the Trustees that was held on January 30, 1997 (the "Board Meeting").




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 6

The Interim Valuation Committee has the responsibility to value and revalue, between meetings of the Board of Trustees, any portfolio investments for which market quotations or sale prices are not readily available, to approve any loan purchase or sale made on behalf of the Company when such approval is requested by a seller or purchaser of loans or loan packages. However, when a purchase of a loan package presents an exposure to any one borrower greater than $750,000.00, such approval shall also require the approval of one disinterested Trustee. The Board appointed Messrs. Swendson and Smith as the members of the Interim Valuation Committee. That committee has principally acted to provide resolutions to loan sellers or purchasers of the authority of Plymouth to act. This committee held no formal meetings and conducted its business by written consent.

The function of the Compensation Committee is to consider the adoption of a stock option plan, and other compensation matters that may arise from time to time. The Trustees appointed Dr. Calgaard and Mr. Wagner as the members of the Compensation Committee. That committee and the Board as a whole have a proposal regarding stock options to be considered by the shareholders at the meeting to which this proxy solicitation pertains as proposal number four. The committee did not meet formally, but did communicate over the telephone and by correspondence.

The members of the Audit Committee work with the Company's independent public accountant to effect the Company's annual audit and review related matters. The Board appointed Dr. Calgaard and Messrs. Clifton and Smith as the members of the Audit Committee. During 1997, the Audit Committee met twice for the purpose of reviewing the audit process with the Company's independent auditors and identifying specific items for review.

Each of the members of the above committees serves at the pleasure of the Board.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Investment Advisory Agreement

The Company is a party to an investment advisory agreement with Greystone Advisers, Inc. ("Greystone"). Pursuant to the investment advisory agreement, Greystone is entitled to be paid, monthly in arrears, a fee at the rate of 5.94% per annum on the value of the Company's invested assets, and 0.48% per annum of its cash and short-term investments. From January 1, 1997 through December 31, 1997, the Company incurred approximately $553,671 in investment advisory fees.

Each officer of the Company also is an officer of Greystone. As of December 31, 1997, all of the shares of Greystone were owned by Robert R. Swendson, the Company's President and Chief Executive Officer. Greystone has not issued any options, warrants, or convertible securities of any nature.

The trustees have approved certain minor modification and clarification to the agreement. The revised agreement is different from the one submitted to the shareholders at the 1997 annual meeting in only three respects. First, the name has been changed to show that the adviser is Greystone Advisers, Inc., not Emerald Advisers, Inc. Second, the term has been reduced from two years to one year. As a consequence, the trustees who are not interested persons will need to pass on a renewed agreement each year. Finally, the duties of the adviser have been expanded to explicitly include loan-servicing related responsibilities. The lawyer for at least one debtor disputed whether the original agreement gave Greystone the authority to resolve debts on Plymouth's behalf. The proposed change will avoid the necessity of that argument in the future. None of these items alter the fee paid or the services rendered to the Company by Greystone. They are merely intended to clarify the arrangement originally envisioned.


Payments to Duncan-Smith Co. and Duncan-Smith Securities, Inc.




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 7

As noted above, Goodhue W. Smith III is a Vice-President of Duncan-Smith Co. and President of Duncan-Smith Securities, Inc. Mr. Smith owns 50% of Duncan Smith Investments, which in turn owns 66% of Duncan-Smith Co. The Company is paying Duncan-Smith Co. for its services in reviewing the loan collection process. During 1997, the amount so paid was $1,000.

Indebtedness of Management

No person serving as a Trustee or executive officer of the Company and no nominee for election as a Trustee at any time since the beginning of the Company's last fiscal year has been indebted to the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, certain persons, including the Company's Trustees and executive (and certain other) officers, directors of the Company's investment adviser, and any persons beneficially owning 10% or more of the Company's Shares are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports, including Forms 3, 4 and 5, have been established, and the Company must report herein any failure on the part of any of the foregoing individuals to file a required report. Greystone failed to notify its officers and trustees timely of the requirement to file Form 5's.
As a result those were all filed late.

VOTE REQUIRED

The election of Dr. Calgaard and Messrs. Clifton, Swendson, Smith, and Wagner requires the affirmative vote of a plurality of the votes cast at a meeting of Shareholders at which a quorum is present. Under the Company's Declaration of Trust, the presence in person or by proxy of Shareholders entitled to cast one-tenth (1/10th) of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting.

THE COMPANY'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOREGOING NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL 1.


                                    -oo0oo-


2.       PROPOSAL 2:      APPROVE THE REVISED INVESTMENT ADVISORY AGREEMENT
         BETWEEN THE COMPANY AND GREYSTONE

Greystone serves as investment adviser to the Company pursuant to the Advisory Agreement, dated September 22, 1996, which initially was approved by the Board of Trustees of the Company, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party, as that term is defined in the 1940 Act, at a Special Meeting held on September 13, 1996. The Board of Trustees re-approved the selection of Greystone as investment adviser of the Company and the Advisory Agreement at the Board Meeting on January 30, 1997. The Agreement was last submitted to Shareholders on April 24, 1997, and shareholders then approved the Advisory Agreement at Annual Meeting held on that date. Greystone proposed minor revisions to the agreement for the reasons discussed below, and the Trustees approved the revised agreement, subject to shareholder approval, at their meeting held on January 26, 1998. The following discussion of the revised Advisory Agreement ("Advisory Agreement") is qualified in its entirety by reference to the actual text of the agreement, a copy of which is attached hereto as Exhibit A.




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 8

By approving and re-approving the Advisory Agreement, the Trustees have acted in what they believe to be the best interests of the Shareholders of the Company. The Board based its decision to recommend the re-approval of the Advisory Agreement on the following material factors: (i) Greystone's ability to provide advisory services, specifically the experience its personnel has in managing impaired loan portfolios; and (ii) the ability of Greystone to meet the unique needs of a Business Development Company.

The Board believes that Greystone's personnel have had significant experience purchasing and resolving impaired loans. Greystone's personnel all have experience in the tasks they perform. Specifically, its president, Robert R. Swendson, and Larry D. Krause, a vice president, have been working with impaired loans since 1989 when they helped found SouthWest Federated, Inc. ("SWFI"). Ted J. Hanes, Vice President Portfolio Management, has significant experience collecting loans, the oversight of which is his responsibility at Greystone. Patrick Panzarella, Vice President of Accounting and Finance, is a certified public accountant, who has accounting firm experience in representing financial businesses. Kenneth L. Bennight, Jr., General Counsel and Secretary, has significant experience in the practice of business law. He formerly represented savings and loans, and his experience includes both transactional work and litigation.

From 1989 to 1996, SWFI invested approximately $20 million to purchase more than $180 million in impaired commercial mortgages and consumer loans (outstanding principal balance at the time of purchase). SWFI made these investments as the general partner for several limited partnerships and for its own account. Mr. Swendson attributes the success of SWFI to thorough due diligence prior to making a bid, experienced and patient negotiations with obligors, and a focus on investor returns.

The financial performance of Plymouth under the management of Greystone is set forth in the Form 10-K, which accompanies the proxy statement and that is incorporated herein by reference.

In originally approving the agreement, the Board engaged in a detailed discussion concerning the advisory fee paid to Greystone, which is higher than fees typically paid to funds holding portfolios of marketable securities. The Trustees considered certain factors underlying the fee arrangements. Specifically, the Company currently has a comparatively small capital base and its investments require a greater amount of attention than those of typical registered investment company. The larger asset bases of typical investment companies permit these funds to conduct business with an advisory fee that represents a smaller percentage of their assets. The Trustees also were apprised by Greystone that the current advisory fee was necessary in order for Greystone to maintain adequate operations. After considering the foregoing and other factors, as well as the standards that Trustees must meet in approving investment advisory agreements, the Trustees re-approved the Advisory Agreement and recommended its submission to Shareholders for consideration. Those factors have not changed since the time they were originally considered.

The changes to the agreement do not materially affect the rights and obligations of the parties and therefore do not require shareholder approval. Nonetheless, the Company is seeking shareholder approval of the revised agreement.

THE ADVISORY AGREEMENT

The proposed revised Advisory Agreement is different from the one submitted to the shareholders at the 1997 annual meeting in only three respects. First, the name has been changed to show that the adviser is Greystone Advisers, Inc., not Emerald Advisers, Inc. As you may recall, Greystone was formerly named Emerald but had to change its name to avoid confusion with another similarly named investment adviser. Second, the agreement shall continue in effect from year to year only if approved annually by a majority of the trustees and a majority of the disinterested trustees. Finally, the duties of the adviser have been clarified to explicitly include loan servicing related responsibilities. At least one debtor contested whether the original agreement gave Greystone the authority to resolve debts on Plymouth's behalf. We wish to avoid such disputes in the future. The added paragraph reads in full as follows:




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                        Page 9

         (g) service the assets owned by the Company and, in connection therewith, do all things necessary or convenient to resolve debts owed by portfolio debtors including but not limited to negotiating with debtors, arranging renewals and restructures of debts, foreclosing, and pursuing collection actions.

This added language will not change the services that Greystone actually renders to the Company, as it has to date performed the above services. The fees payable by Plymouth to Greystone will not affected by these changes.

Pursuant to the Advisory Agreement, Greystone directs the investments of the Company, subject to the supervision, control, and policies of the Company's Board of Trustees. Specifically, Greystone identifies, evaluates, resolves, and monitors the investments made by the Company. As revised, the Agreement will remain in effect until September 22, 1998 and from year to year thereafter as long as it is approved (a) at least annually, by the Board of Trustees or by "vote of a majority of the outstanding voting securities" of the Company, and
(b) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated by the Company at any time, without payment of any penalty, on sixty (60) days written notice to Greystone if the decision to terminate has been made by the Board or by "vote of a majority of the outstanding voting securities" of the Company. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Greystone may also terminate the Advisory Agreement on sixty (60) days written notice to the Company; provided, however, that Greystone may not terminate the Advisory Agreement unless: (a) the terms of a new investment advisory agreement with Greystone or another investment advisory agreement have been approved by the Board, including a majority of its members casting their votes in person who are not parties to such agreement or "interested persons" of any such party, at a meeting called for the purpose of voting on such approval; and (b) such new investment advisory agreement has been approved by the "vote of a majority of the outstanding voting securities" of the Company.

Under the Advisory Agreement, the Company pays its own operating expenses, except those specifically required to be borne by Greystone. The latter include the cost of office space, telephone, equipment, and personnel required to satisfy its obligations under the Advisory Agreement. Expenses borne by the Company include all expenses of any offering and sale by the Company of its Shares; fees and disbursements of the Company's outside legal counsel, accountants and custodian; fees and expenses incurred in effecting filings with federal and state securities administrators; costs of the Company's periodic reports and other communications to Shareholders; fees and expenses of members of the Company's Board of Trustees who are not directors, officers or employees of Greystone; premiums for the fidelity bond maintained by the Company; and all costs related to portfolio investments including, without limitation, financing costs, legal and accounting fees and other professional or technical fees and expenses (i.e., credit reports, title searches and delivery charges, property taxes, insurance premiums, long-distance telephone charges, costs of specialized consultants such as accountants or industry-specific technical experts, and travel expenses) incurred in acquiring, monitoring, negotiating, maintaining, working-out, and effecting disposition of such investments, as well as responding to any litigation arising therefrom.

Pursuant to the Advisory Agreement, the Company pays to Greystone, on the 15th day of each month:

         (a) a fee calculated at the rate of 0.495% (05.94% on an annual basis) of the Company's invested assets as of the end of the previous month; and

         (b) a fee calculated at the rate of 0.04% (0.48% on an annual basis) of the Company's cash and short-term investments as of the end of the previous month.




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                       Page 10

For purposes of calculating the fee to be paid on a monthly basis, "invested assets" is defined as the asset value as determined by the Board of Trustees as of the end of the previous fiscal quarter minus cash, short-term investments, intangible assets, and the amount of collections applied to the carrying value of the loan portfolio since the end of the previous quarter, plus the cost of loans purchased and any capitalized advances to protect portfolio investments or underlying collateral since the end of the previous quarter. For the fiscal year ended December 31, 1997, the Company paid Greystone $553,671 in investment advisory fees. As the sole shareholder of Greystone, Mr. Swendson has a direct interest in the advisory relationship with Greystone and the Advisory Agreement and transactions contemplated thereunder.


INFORMATION REGARDING THE ADVISER

Greystone Advisers, Inc. (formerly known as Emerald Advisers, Inc.) was organized on August 27, 1996 as a Delaware corporation, and currently is privately held. The address of Greystone is 13333 Blanco Road, Suite 314, San Antonio, Texas 78216-7756. As of December 31, 1996, all of the shares of Greystone were owned by Robert R. Swendson, the Company's President and Chief Executive Officer.

The principal executive officers and directors of Greystone are listed below. Unless otherwise specified, the address of each such officer or director is 13333 Blanco Road, Suite 314, San Antonio, Texas 78216-7756.

                Name, Title                                          Principal Occupation
 Robert R. Swendson, Director, President and Chief             Investment Management
 Executive Officer

 Goodhue W. Smith III, Director                                Investment banker with Duncan-Smith Co.,
 311 Third Street                                              President of Duncan-Smith Securities, Inc.
 San Antonio, TX 78205

 Larry D. Krause, Senior Vice President                        Investment Management


 Kenneth L. Bennight, Jr., Secretary and General Counsel       Attorney

 Ted J. Hanes, Vice President Portfolio Management             Investment Management

 Patrick Panzarella, Vice President Accounting and             Certified Public Accountant
 Finance

Each of the officers and directors listed above is an officer or trustee of the Company. John Mosher also served as an officer of both Greystone and the Company until his resignation, which was effective as of March 20, 1998.

VOTE REQUIRED

The Advisory Agreement must be approved by a vote of the holders of (a) more than 50% of the outstanding Shares of the Fund or (b) 67% or more of the Shares of the Company present at the Meeting if more than 50% of the outstanding Shares of the Company are represented at the Meeting in person or by proxy, whichever is less. If the Advisory Agreement is not approved by the Shareholders, the Board of Trustees will take such action as it considers necessary or appropriate to protect the interests of the Company and its Shareholders.




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                       Page 11

THE COMPANY'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL 2 TO APPROVE THE CONTINUATION OF THE ADVISORY AGREEMENT BETWEEN THE COMPANY AND GREYSTONE.

                                    -oo0oo-


3. PROPOSAL 3: RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT.

The Board of Trustees of the Company, including a majority of the Trustees who are not "interested persons" of the Company within the meaning of the 1940 Act, has selected the accounting firm of KPMG Peat Marwick LLP ("KPMG") as the Company's independent public accountant to audit the Company's financial statements, and otherwise provide services to the Company as the Company's independent public accountant for the fiscal year ending December 31, 1998.
The Shareholders will be asked at the Meeting to consider ratifying the selection of KPMG as independent public accountant for the fiscal year ending December 31, 1998.

KPMG has served as the Company's independent accountant since the Company's inception and the Company knows of no direct or indirect financial interest of KPMG in the Company. A representative of KPMG is expected to be present at the Meeting and will be available to make a statement if he or she so desires, and to respond to appropriate Shareholder inquiries.

The expense recorded during the fiscal year ended December 31, 1997 for the professional services provided to the Company by KPMG consisted of fees for audit services (which included examination of the consolidated financial statements of the Company and its subsidiary and review of the filings by the Company of reports and registration statements) and for non-audit services. Approximately 80% of the fees were for audit services. The non-audit services, which were arranged for by management without prior consideration by the Board of Trustees, consisted of non-audit related consultation and the preparation of tax returns for the Company and its subsidiary.

VOTE REQUIRED

Approval of the proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountant requires an affirmative vote of a majority of the votes cast with respect to the proposal.

THE COMPANY'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL 3 TO RATIFY THE SELECTION OF KPMG AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT.


                                    -oo0oo-


4.       PROPOSAL 4:      APPROVE THE PROPOSAL BY THE TRUSTEES TO ADOPT A STOCK
                          OPTION PLAN FOR EMPLOYEES OF GREYSTONE

Overview

The stockholders are being asked to approve a stock option plan for the Company's officers ("Plan Proposal"). The affirmative vote of the holders of a majority of the Company's shares present or represented at the annual meeting, or any adjournment thereof, is required to approve the Plan Proposal.




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                       Page 12

The purpose of the Plan Proposal would be to advance the interests of the Company by providing officers of the Company with additional incentives to exert their best efforts to increase their proprietary interest in the Company's success, to reward outstanding performance, and to attract and retain persons of outstanding ability.

Options may be granted from time to time on up to 50,000 shares, provided that no more shall be granted at any time than will be within the applicable regulatory restrictions relating thereto. At this time, the maximum number of options that could be outstanding would be 30,000. Fifty thousand shares represents 5.4%of the shares presently issued and outstanding and would represent 5.1% of the total shares that would be outstanding upon the exercise thereof. The most recent date as of which the Board of Trustees determined the net asset value of the shares of beneficial interest in the Company was January 26, 1998, at which time the Board of Trustees set the value as of December 31, 1997. The per share net asset value set at that time was $9.13.

The Trustee's have approved, subject to your approval, the implementation of a plan whose detailed documents will contain the following characteristics and impose, at a minimum, the following restrictions:

    1. The options shall not be transferrable except through a decedent's estate.

    2. The options may be issued as soon as the plan documents are formalized, but the options may not be exercised until the later to occur of the vesting thereof or a registered offering. The trustees or a committee designated by them may determine whether the exercise may be in connection with the registered offering itself or only after such an offering has been completed.

    3. The options shall expire ten years after issuance, but they will not vest until three years after issuance. Whether options vest is conditioned on whether the holder remains both an officer of the Company and in the employ of Greystone Advisers, Inc. If there is no registered offering within ten years after issuance, the options will lapse without there ever having been the possibility for exercise.

    4. The exercise price for the options shall be the greater of (i) net asset value determined by the trustees for the applicable period or
          (ii) $10.00 per share.

    5. The issuance of options at any one time shall be limited to a number that will not exceed limitations applicable to the Company regarding the number of outstanding options, such restrictions at this time limiting the permissible number of additional options to 30,000.

    6. Subject to item 5 above, the plan shall have the authority to issue options for up to 50,000 shares.

In addition, the trustees specified which officers should get what percentages of the options available for issuance at any given time. Since that date, Mr. John Mosher has resigned from the Company. His shares will need to be reallocated. The proposal is for the Trustees or a committee designated by them to have the discretion to allocate the options as they determine, as otherwise described on page 11 hereof under the heading Additional Features. The allocation previously approved by the Board of Trustees is as follows:

           Name                                Office                         Percentage
     Robert R. Swendson      President, Chief Executive Officer                  15%

     Larry D. Krause         Senior Vice President, Treasurer                    12%

     Edward Deckert          Assistant Vice President Systems Information         9%

     John R. Mosher          Vice President, Chief Financial Officer             12%





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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                       Page 13

     Charlene Snow  Nossent          Assistant Vice President Loan Service and Sales         3%

     Ted J. Hanes                    Vice President Portfolio Management                    12%

     Kenneth L. Bennight, Jr.        Secretary                                              12%

     Jerriann Hamilton               Assistant Vice President Documentation                  7%

     Jean Zimmerman                  Assistant Vice President Accounting                     6%

     Patrick Panzarella              Vice President Accounting and Finance                  12%

                            Total:                                                         100%

Additional Features

Subject to the foregoing restrictions, the trustees or a committee designated by them determine the amount and features of the stock options, if any, to be awarded to optionees. They likewise will determine and designate those officers of the Company who are eligible to participate in the Plan Proposal and the number of options to be awarded to each optionee. Criteria for issuance may include past service of each optionee, present and potential service of the optionee to the Company, and such other factors as the trustees or a committee designated by it may deem relevant. The application of the above factor to individual optionees may be made on a subjective basis.
Options may contain such other terms and conditions as the trustees or a committee designated by them deem advisable, including, but not limited to, being exercisable only in installments. Options granted to different optionees or at different times need not contain similar provisions. Full payment for shares purchased must be made at the time of exercising the option in whole or in part. If there is a split of the shares of the Company, the Trustees may determine whether the options likewise split. If there is a consolidation of the shares of the Company, the options will consolidate. The Company has no plans for either event.

Eligible Optionees

It is contemplated that there will initially be approximately ten persons eligible to participate in the plan. All the officers participating in the plan are employees of Greystone, as are all officers of the Company, although many of those persons have been made officers of the Company only recently.

Amendment and Termination

The trustees may modify, revise, or terminate the plan at any time. While the trustees may seek stockholder approval of an action modifying a provision of the plan when deemed advisable, they may make certain modifications without stockholder approval (except with respect to any of the six items enumerated above). The plan will terminate when all shares reserved for issuance have been issued upon the exercise of options, or by action of the board of trustees whichever shall first occur.

Compliance

If the trustees or their committee determines that the listing, registration, or qualification of the shares subject to an option upon a securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory authority is necessary or desirable as a condition of, or in connection with, the granting of an option or the issue or purchase of shares thereunder, the option may not be exercised unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the trustees or their committee. No option will expire




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Shareholder Proxy Solicitation for April 28, 1998 Annual Meeting
Plymouth Commercial Mortgage Fund                                       Page 14
during any period when the right to exercise it is so suspended. The trustees or their committee will extend its term for a further period so as to afford the optionee a reasonable opportunity to exercise the option, except that no option may be exercised more than ten years after it was granted.

Resale of Shares Acquired Pursuant to Options

Optionees purchasing shares pursuant to options may resell the shares in any manner that conforms to law, but the Company, if it deems it advisable, may require the optionee to demonstrate to the Company that such sale is in compliance with all applicable laws, rules, and regulations.

Federal Tax Consequences of the Plan

The following is a Summary of certain federal income tax consequences of transactions under the plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or other tax consequences. The options will be deemed non-qualified for federal income tax purposes. Accordingly, the grant of an option under the plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general. upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).


                                    -oo0oo-


                                 OTHER BUSINESS

The Board of Trustees knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                      1999 ANNUAL MEETING OF SHAREHOLDERS

The Company expects that the 1999 Annual Meeting of Shareholders will be held in April 1999 but the exact date, time, and location of such meeting have yet to be determined. A Shareholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at the address of its investment adviser in Texas no later than December 15, 1999, in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met.

                                 MISCELLANEOUS

Shareholders may obtain additional copies of the Annual Report, without charge, by writing the Company's investment adviser at 13333 Blanco Road, Suite 314, San Antonio, Texas 78216-7756.

YOUR PROXY IS VERY IMPORTANT TO US. WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR YOU MAY CONVEY YOUR VOTE ON EACH PROPOSAL BY CALLING 1-800-330-3971.

                        EXHIBIT A TO PROXY SOLICITATION
-------------------------------------------------------------------------------

                       PLYMOUTH COMMERCIAL MORTGAGE FUND
                         INVESTMENT ADVISORY AGREEMENT
-------------------------------------------------------------------------------


THIS AGREEMENT is entered into between Plymouth Commercial Mortgage Fund, a Delaware business trust (the "Company"), and Greystone Advisers, Inc., a Delaware corporation (the "Adviser").

1. PURPOSE OF THE COMPANY. The Company is a closed-end management investment company that will elect to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act").

2. THE INVESTMENT ADVISER. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has entered into this Agreement with the Company to act as its investment adviser on the terms set forth herein.

3. OBLIGATIONS OF THE ADVISER. The Company hereby engages the Adviser's services as the Company's investment adviser. As such, the Adviser will:

         (a) advise the Company as to the acquisition and disposition of securities, loans, real estate interests and other assets in accordance with the Company's investment policies;

         (b) assist the Company in making available and, if requested by entities in which the Company has invested or is proposing to invest, in rendering managerial assistance to such entities;

         (c) provide to the Company, to the extent required, office space and facilities and the services of the Adviser's officers and employees;

         (d) maintain the Company's books of account and other records and files;

         (e) report to the Company's Board of Trustees (the "Board"), or to any committee thereof or officer of the Company acting pursuant to the authority of the Board, at such times and in such detail as the Board deems appropriate in order to enable the Company to determine that its investment policies are being observed and implemented and that the Adviser's obligations hereunder are being fulfilled. Any investment program undertaken by the Adviser pursuant hereto and any other activities undertaken by the Adviser on the Company's behalf shall at all times be subject to any directives of the Board or any duly constituted committee thereof or officer of the Company acting pursuant to authority of the Board;


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                                    Page 1

         (f) subject to the Company's investment policies and any specific directives from the Board, effect acquisitions and dispositions for the Company's account in the Adviser's discretion and to arrange for the documents evidencing securities, loans, real estate interests and other assets acquired on behalf of the Company to be delivered to a custodian of the Company;

         (g) on a continuing basis, monitor, manage and service the Company's loan portfolio and other investments; and

         (h) comply with all applicable rules and regulations of the SEC and, in addition, conduct its activities under this Agreement in accordance with other applicable law.

         (g) service the assets owned by the Company and, in connection therewith, do all things necessary or convenient to resolve debts owed by portfolio debtors including but not limited to negotiating with debtors, arranging renewals and restructures of debts, foreclosing, and pursuing collection actions.

4. STATUS OF THE ADVISER. For a period of two years after the completion of the sale by Plymouth of newly issues common shares of beneficial interest for cash pursuant to an offering to be commenced in or about October 1996, the services of the Adviser to the Company with regard to advice on new loan package purchases are to be deemed exclusive, and the Adviser shall not be free to render similar services to others. After this period, the services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser, and to the extent permitted by applicable law, to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Company or the size or position obtainable for or disposed of by the Company.

5. EXPENSES TO BE PAID BY THE ADVISER. The Adviser shall pay all expenses incurred by it in rendering the services to be rendered by the Adviser hereunder. Generally, and except as may otherwise be specified in this Agreement, these expenses include the cost of office space, telephone service, equipment and personnel required to perform its obligations under this Agreement. Without limiting the generality of the foregoing, the Adviser will pay the salaries and other employee benefits of the persons in its organization whom the Adviser may engage to render such services, including without limitation persons who may from time to time act as the Company's officers. Notwithstanding the foregoing, the Board may, in its sole discretion, award to such officers options to acquire shares of beneficial interest in the Company, which options shall not be deemed part of their salaries or other employee benefits for the purpose of this paragraph.




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                                    Page 2

6. EXPENSES TO BE PAID BY THE COMPANY. In general, the Company shall pay all of its operating expenses and reimburse the Adviser promptly for expenses which the Adviser may pay on the Company's behalf, except those specifically required to be borne by the Adviser under this Agreement. Expenses borne by the Company include but are not limited to:

         (a) all expenses of any offering and sale by the Company of its shares, including promotional expenses;

         (b) fees and disbursements of the Company's outside legal counsel and accountants and the custodian of its investments;

         (c) fees and expenses incurred in producing and effecting filings with federal and state securities administrators;

         (d) costs of the Company's periodic reports to (and other communications with) shareholders;

         (e) fees and expenses of members of the Board who are not directors, officers or employees of the Adviser;

         (f)     premiums for the fidelity bond maintained by the Company;

         (g) all costs related to portfolio investments, including without limitation financing costs, legal and accounting fees, expenses related to protecting or maintaining the value of the loan portfolio or its underlying collateral, and other professional or technical fees and expenses (e.g., credit reports, title searches and delivery charges, property taxes, insurance premiums, long-distance telephone charges, costs of specialized consultants such as accountants or industry-specific technical experts, and travel expenses) incurred in acquiring, monitoring, negotiating, working-out, and effecting disposition of such investments, as well as responding to any litigation arising therefrom; and

         (h)     all expenses related to any borrowings by the Company.

7. COMPENSATION TO THE ADVISER. During the term of this Agreement, the Company will pay to the Adviser, on the 15th day of each month: (a) a fee calculated at an effective annual rate of 5.94% of the Company's invested assets as of the end of the previous month; and (b) a fee calculated at an effective annual rate of 0.48% of the Company's cash and short-term investments as of the end of the previous month.

For purposes of calculating the fee to be paid on a monthly basis, "invested assets" means the asset value as determined by the Board as of the end of the previous fiscal quarter minus cash, short-term investments, intangible assets, and the amount of collections applied to the carrying value of the loan portfolio since the end of the previous quarter, plus the cost of loans purchased and capitalized





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                                    Page 3
advances to protect portfolio investments or underlying collateral since the end of the previous quarter. Such values shall be established using generally accepted accounting principles ("GAAP"). The fee paid on a monthly basis will be ratified on a quarterly basis by the Board.

8. CERTAIN RECORDS. The Adviser shall keep and maintain all books and records with respect to the Company's portfolio transactions required by Rule 31a-1 under the 1940 Act and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser shall also furnish to the Company any other information that is required to be filed by the Company with the SEC or sent to shareholders under the 1940 Act (including rules adopted thereunder) or any exemptive or other relief that the Adviser or the Company obtains from the SEC. The Adviser agrees that the records that it maintains on behalf of the Company are the property of the Company and the Adviser will surrender promptly to the Company any of such records upon the Company's request; provided, however, that the Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor investment adviser upon the termination of this Agreement (or, if there is no successor investment adviser, to the Company.)

9. LIABILITY OF THE ADVISER AND INDEMNIFICATION. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser shall not be liable to the Company or to any shareholder of the Company for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except:

         (a) for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby;

         (b) to the extent specified in Section 36(b) of the 1940 Act concerning losses resulting from a breach of fiduciary duty with respect to the Adviser's receipt of compensation; and

         (c) for a loss resulting from any breach of any representation and warranty of the Adviser contained in this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, to the fullest extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Company




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                                    Page 4
or otherwise) by the Company, its officers, trustees, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

As used in this Section 9, the term "Adviser" shall include any affiliates of the Adviser performing services for the Company contemplated hereby and the directors, officers, employees and other corporate agents of the Adviser and such affiliates.

10. APPROVAL OF THE AGREEMENT. The Company represents that: (a) the terms of this Agreement were approved by the Board, including a majority of its members casting their votes in person who are not "interested persons" of the Company, at a meeting held on January 26, 1998; and (b) this Agreement was approved by the "vote of a majority of the outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Company, at a meeting held on _________________________. This Agreement shall continue in effect from year to year as long as such continuance is specifically approved at least annually by the Board, including a majority of its members casting their votes in person who are not "interested persons" of the Company at a meeting called for the purpose of voting on such approval, or by "vote of a majority of the outstanding voting securities" of the Company.

11. TERMINATION OF THE AGREEMENT. The foregoing notwithstanding, this Agreement may be terminated by the Company at any time, without payment of any penalty, on sixty (60) days' written notice to the Adviser if the decision to terminate has been made by the Board or by "vote of a majority of the outstanding voting securities" of the Company. This Agreement will terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Adviser may also terminate this Agreement on sixty (60) days' written notice to the Company; provided, however, that the Adviser may not terminate this Agreement unless: (a) the terms of a new investment advisory agreement with the Adviser or another investment adviser have been approved by the Board, including a majority of its members casting their votes in person who are not parties to such agreement or "interested persons" of any such party, at a meeting called for the purpose of voting on such approval; and (b) such new investment advisory agreement has been approved by the "vote of a majority of the outstanding voting securities" of the Company.

12. JURISDICTION. This Agreement shall be governed by the laws of the State of Texas.

13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


                                    -oo0oo-




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                                    Page 5

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the ______ day of April, 1998.


PLYMOUTH COMMERCIAL MORTGAGE FUND             GREYSTONE ADVISERS, INC.



By:                                           By:
   ----------------------------------            ------------------------------
Name: Robert R. Swendson                      Name: John C. Mosher
Title: President                              Title: Vice President


By:
    ---------------------------------
Name: Ted J. Hanes
Title: Vice President Portfolio Management





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                                    Page 6

                                  PROXY BALLOT
                        PLYMOUTH COMMERCIAL MORTGAGE FUND
--------------------------------------------------------------------------------

                          c/o Greystone Advisers, Inc.
                          13333 Blanco Road, Suite 314
                          San Antonio, Texas 78216-7756

                         ANNUAL MEETING OF SHAREHOLDERS
                         HELD ON TUESDAY, APRIL 28,1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                      OF PLYMOUTH COMMERCIAL MORTGAGE FUND

BY SIGNING AND DATING THE LOWER PORTION OF THIS PROXY BALLOT, YOU AUTHORIZE THE PROXY AGENTS TO VOTE ON EACH PROPOSAL AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The undersigned hereby appoints Patrick Panzarella and Kenneth L. Bennight, Jr. ("Proxy Agents"), and each of them, attorneys and Proxy Agents of the undersigned, each with the power of substitution and resubstitution, to attend, vote, and act for the undersigned at the annual meeting of owners of common shares of beneficial interest, and at any adjournment(s) thereof, of Plymouth Commercial Mortgage Fund ("Company") to be held at the office of Duncan-Smith Co., 311 Third Street, 3rd Floor, San Antonio, Texas 78205, beginning at 1:30 P.M. Central Time on Tuesday, April 28, 1998. The Proxy Agents shall cast votes based on the number of common shares of beneficial interest of the Company that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the instructions indicated, if any, and shall have all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the meeting, and hereby ratifies and confirms all that the Proxy Agents, or each of them, may lawfully do by virtue hereof. For your convenience, you may vote by calling the Company toll-free at 1-800-330-3971 from 8:30 a.m. and 5:00 p.m. Central time.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY, THE PROXY STATEMENT DATED APRIL 7,1997, AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31,1997.

1.     ELECTION OF TRUSTEES
       FOR all nominees listed below [ ]          WITHHOLD AUTHORITY  [ ]
       (except as marked to the                   to vote for all
       contrary below)                            nominees listed below

       INSTRUCTION: If you intend to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list.

               Dr. Ronald K. Calgaard, James R. Clifton, Goodhue W. Smith, III, Willis H. Wagner, and Robert R. Swendson

2.     PROPOSAL TO APPROVE REVISED INVESTMENT ADVISORY AGREEMENT

               FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

3. Proposal to Ratify Selection of KPMG Peat Marwick as the Company's Independent Public Accountant for the Year Ending December 31, 1998.

               FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

4. PROPOSAL TO APPROVE STOCK OPTION PLAN WHEREBY OFFICERS OF THE COMPANY (ALL OF WHOM ARE ALSO EMPLOYEES OF GREYSTONE ADVISERS, INC.) WOULD BE ENTITLED TO PURCHASE SHARES OF THE COMPANY.


               FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

5. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting.

                        THE BOARD OF TRUSTEES RECOMMENDS
                            A VOTE FOR ALL PROPOSALS.

This Proxy may be revoked at any time prior to the meeting by so notifying the Secretary of the Company in writing at the above address, by submitting a properly executed proxy with a later date, or by attending the meeting and voting in person. The Secretary's name is Kenneth L. Bennight, Jr.

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Proxy ballots signed or authorized by telephone by one owner will be presumed to be valid absent prior written notification to the Company that more than one owner is required for valid execution.


Dated:
             ----------------------       --------------------------------------
                                          Signature

Dated:
             ----------------------       --------------------------------------
                                          Signature if held jointly

PLEASE VOTE, SIGN, AND DATE THE PROXY AND RETURN IT
IN THE ENCLOSED ENVELOPE.  THANK YOU.


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